November 7, 1996


                    DREYFUS GROWTH OPPORTUNITY FUND, INC.
              Supplement to Statement of Additional Information
                             Dated July 1, 1996



          The following information supplements and supersedes any contrary information contained in the section of the Fund's Statement of Additional Information entitled "Investment Objectives and Management Policies-- Management Policies--Derivatives.

            Pursuant  to  regulations  and/or  published  positions  of   the
Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.